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                                                                   EXHIBIT 10.82

                             REGISTRATION AGREEMENT

         This REGISTRATION AGREEMENT ("Agreement") is entered into as of April 24, 1996, by and between OPTIMUMCARE CORPORATION, a Delaware corporation ("Company"), and PROFESSIONAL CARE SOURCE, INC., a California corporation ("Holder").

                                R E C I T A L S:

         WHEREAS, Company and Holder have entered into that certain Master Joint Venture Agreement dated April 24, 1996 (the "Joint Venture Agreement") pursuant to which Company has the right and obligation to acquire all of Holder's interest in the California limited liability company to be formed in accordance with the Joint Venture Agreement (the "Interest");

         WHEREAS, Company may pay for the Interest with cash, shares of Company's restricted Common Stock or a combination of cash and shares of Company's Common Stock, at the sole election of Company;

         WHEREAS, Company has agreed to register the shares of restricted Common Stock issued to Holder as consideration for purchase of the Interest (the "Shares"); and

         WHEREAS, Company and Holder desire to set forth in this Agreement the terms of registration of the Shares.

         NOW THEREFORE, in consideration of the mutual agreements, covenants, conditions and releases contained herein, Company and Holder hereby agree as follows:

                                A G R E E M E N T

         1. Agreement to Register Shares. Company hereby agrees to register the Registrable Securities (as hereinafter defined) which may be acquired by Holder, subject to the terms and conditions set forth in this Agreement.

         2.       Definitions. As used in this Agreement:

                  (a) The terms "register," "registered," and "registration" refer to a registration effected by filing with the Securities and Exchange commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

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                  (b)      The term "Registrable Securities" means (i) any
shares of Common Stock which are issued by Company to Holder as consideration for purchase of the Interest and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, Registrable Securities. In the event of any recapitalization by Company, whether by stock split, reverse stock split, stock dividend or the like, the number of shares of Registrable Securities used throughout this Agreement for various purposes shall be proportionately increased or decreased.

         3.       Registration.

                  (a) Company shall, not later than the 90th day prior to the closing date of Company's purchase of the Interest from Holder (such required filing date shall be referred to as the "Filing Date"), prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act covering the Registrable Securities. The registration shall be on a Form S-3, if Company is eligible for use of such form in connection with registration of the Registrable Securities for resale, or, if the Company is not so eligible, on any other available form permitting registration of such Registrable Securities for resale by Holder in the manner or manners reasonably designated by Holder (including, without limitation, one or more underwritten offerings). Notwithstanding the foregoing, Company shall not be obligated to take any action to effect any such registration, pursuant to this Section 3:

                           (i) Within 120 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of Company for its own account (other than a registration on Form S-4 relating solely to a Commission Rule 145 transaction, or a registration on Form S-8 relating solely to options or benefit plans), in which case the Registration Statement shall be filed upon expiration of such 120 day period; or

                           (ii) If Company shall furnish to Holder a certificate signed by the President of Company, stating that in the good faith judgment of the board of directors of Company it would be seriously detrimental to Company and its shareholders for such Registration Statement to be filed at the date filing would, if not for this Section 3(a)(ii), be required hereunder, in which case Company shall have the right to delay the filing of the Registration Statement for a period of not more than 90 days.

In no event shall Company be required to file more than one Registration Statement or effect more than one registration pursuant to this Section 3.

                  (b) If Holder intends to distribute Registrable Securities by means of an underwriting, Holder shall so advise Company at least thirty (30) days prior to the Filing Date. Company and Holder shall enter into an underwriting agreement in customary form

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with the underwriter or underwriters selected by Holder and reasonably satisfactory to Company.

         If the number of shares of Common Stock represented by the Registrable Securities, or any other factor, would result in the Holder beneficially owning more than ten percent (10%) of the outstanding shares of Common Stock or Holder is an executive officer or director of Company and Holder is not distributing the Registrable Securities by means of an underwritten offering, then Holder shall limit the number of Registrable Securities sold for the account of Holder during each consecutive three (3) month period, beginning with the three (3) month period commencing on the later of the Buy-Out Date (as defined in the Joint Venture Agreement) or the effective date of Registration Statement (the "Effective Date") to two (2) times the amount of restricted or other securities permitted to be sold by an affiliate of OptimumCare pursuant to Rule 144(e) of the 1933 Act.

         In the case of an underwritten offering, if the underwriter has not limited the number of Registrable Securities to be underwritten, Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

         4. Expenses of Registration. All expenses incurred in connection with the registration effected pursuant to Section 3, including, without limitation, all registration, filing, and qualification fees (including blue sky fees and expenses for the States of California and New York), printing expenses (including printing expenses pertaining to fifty (50) prospectuses) and fees and disbursements of counsel for Company, shall be borne by Company; provided, however, that Company shall not be required to pay stock transfer taxes or underwriters' discounts, or commissions relating to Registrable Securities.

         5. Obligations of Company. In effecting the Registration, Company shall, as expeditiously as reasonably possible:

                  (a) Use its best efforts to cause the Registration Statement to become effective, and keep the Registration Statement effective and available for resales of the Registrable Securities for the longer of: (i) the period beginning on the later of the Buy-Out Date or the Effective Date and ending (A) one (1) year after the later of the Buy-Out Date or the Effective Date if the Registration Statement is on Form S-3, or (B) one hundred eighty
(180) days after the later of the Buy-Out Date or the Effective Date if the Registration Statement is on any other form, or (ii) such minimum number of three (3) month consecutive periods as shall allow Holder to sell all of the Registrable Securities pursuant to the Registration Statement in compliance with the restriction on resales of the Registrable Securities set forth in Section 3 above assuming Holder is selling the maximum number of shares of the Registrable Securities permitted by such limitation; provided, however, that notwithstanding the foregoing, (x) if the Registrable Securities are being sold in an underwritten public offering, Company shall only be obligated to keep the Registration Statement effective and available for resales of the Registrable Securities for ninety (90) days and (y) the Company may terminate the effectiveness of the Registration Statement at such time as Holder has sold all of the Registrable Securities pursuant thereto.

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                  (b)      Prepare and file with the SEC such amendments and
supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective for the period provided in Section 5(a) and to comply with the provisions of the 1933 Act with respect to the disposition of the Registrable Securities covered by the Registration Statement.

                  (c) Promptly notify Holder of the effectiveness of the Registration Statement and furnish to the Holder fifty (50) copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, at least one copy of the Registration Statement, and such other documents as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder.

                  (d) Use its best efforts to register and qualify the securities covered by the Registration Statement under the Blue Sky laws of California and New York, provided that Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in such states.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement.

                  (f) Furnish, at the request of Holder, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder, and (ii) a letter dated such date, from the independent accountants of Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder.

                  (g) Promptly notify Holder after the Company shall receive notice or obtain knowledge of, (i) the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purposes and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, or (ii) the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and will promptly use its best efforts to prevent such suspension or have such suspension lifted if it should be effected, if in California or New York, at its sole cost and expense, or if in any other jurisdiction, at the sole cost and expense of Holder.

                  (h) Promptly notify Holder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, in the event of and upon Company's discovery that, or upon the happening of any event as a result of which, the prospectus

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included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Holder promptly prepare, file with the SEC and furnish to Holder and each underwriter, if any, up to fifty (50) copies in the aggregate of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (i) Promptly notify Holder (i) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or for additional information, (iii) of the receipt by Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iv) of Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

                  (j) Cause of all the Registrable Securities to be listed on each securities exchange, market or inter-dealer quotation system on which similar securities are then listed and pay all fees and expenses in connection therewith.

                  (k) Take all such other actions as Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities.

         6.       Indemnification and Contribution.

                  (a) Company will, and does hereby undertake to, indemnify and hold harmless Holder, each of Holder's officers, directors, partners and agents, and each person controlling Holder, with respect to any registration, qualification, or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which it may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any prospectus, offering circular, or other similar document (including any related notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any violation or alleged violation by Company of any federal, state or common law rule or regulation applicable to Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, Holder, each such underwriter, and each such director, officer,

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partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to Company by an instrument duly executed by Holder or underwriter and stated to be specifically for use therein.

                  (b) Holder will indemnify Company and each of its directors, and each officer who signs the Registration Statement including Registrable Securities, and each person controlling Company, each underwriter, if any, and each person who controls any underwriter of Company's securities covered by such a Registration Statement, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, Company, each such underwriter, and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to Company by an instrument duly executed by Holder and stated to be specifically for use therein.

                  (c) Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be reasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

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                  (d)      If the Indemnification provided for in this Section 6
shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any claims, losses, damages or liabilities ("Damages"), then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the Indemnified Party and the Indemnifying Party under subparagraph (a) or (b) hereof shall contribute to the aggregate Damages, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party with respect to the statements of omissions which resulted in such Damages, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities to which the Indemnifying Party may be subject pursuant to the law.

         7. Information by Holder. Holder shall furnish to Company such information regarding Holder and the distribution proposed by Holder as Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

         8. Transfer of Interest. In the event that the Interest, or the right to receive the proceeds from Company's purchase of the Interest, is assigned by Holder, the rights contained in this Agreement may also be assigned or otherwise conveyed to such transferees or assignees; provided, however, that if there is more than one transferee or assignee then the holders of a majority of the Interest shall be entitled to exercise all rights hereunder on behalf of all such holders and all such holders shall be bound by the provisions hereof; provided further, that Holder shall provide Company with an opinion of counsel that the assignment or transfer of the Interest (or the right to receive proceeds from the sale thereof) is exempt from registration under the 1933 Act and applicable blue sky laws and Company shall be given written notice by Holder prior to said assignment or transfer, stating the name and address of said transferees or assignees.

         9.       Miscellaneous.

                  (a) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents made and to be performed entirely with the State of California.

                  (b) Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. This Agreement may be amended, waived, discharged or terminated only by written consent of Company and Holder.

                  (c) Notices. Any notices, request or other communication required or permitted hereunder shall be given in writing and shall be deemed to have been duly given

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if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth below:

         If to Company:    OptimumCare Corporation
                           30011 Ivy Glenn Drive, Suite 219
                           Laguna Niguel, California 92677
                           Attn:  Edward A. Johnson

         If to Holder:     Professional Care Source
                           c/o Teri L. Jolin
                           11328 Elderwood Street
                           Los Angeles, CA  90049

Any party hereto may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or three (3) days after deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (e) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                  (f) Captions. The captions and headings to Sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe the meaning or the interpretation of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                                         OPTIMUMCARE CORPORATION,
                                         a Delaware corporation


                                         By:  /s/ Edward A. Johnson
                                              ---------------------------------
                                              Edward A. Johnson, President


                                         PROFESSIONAL CARE SOURCE, INC.,
                                         a California corporation


                                         By:  /s/ Teri L. Jolin
                                              ---------------------------------
                                              Teri L. Jolin, President

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